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ANNUAL MEETING OF
STOCKHOLDERS


FRONTLINE
FRONTLINE CAPITAL GROUP


                                                                  JUNE 28, 2001

FRONTLINE
FRONTLINE CAPITAL GROUP
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Certain matters discussed within these materials are forward-looking statements within the meaning of the federal securities laws. Although we believe that the expectations reflected in such forward looking statements, including the ability to achieve our objectives, the achievement of our restructuring, and the future operating performance of HQ Global Workplaces, are based upon reasonable assumptions, we can give no assurance that these expectations will be achieved. It should be noted that although FrontLine owns a majority, but not all, of the outstanding common stock of HQ, unless otherwise noted the information regarding HQ reflects information regarding HQ as a whole. Factors that could cause actual results to differ materially from our expectations include negative changes in the officing solutions industry , changes in the market valuation or growth rate of comparable companies in the office suites industry, a continued downturn in general economic conditions, increases in interest rates, a lack of capital availability, ability to satisfy financial covenants, competition, reduced demand or decreases in rental rates for executive office suites and other real estate-related risks such as the timely completion of projects under development, our inability to complete future strategic transactions, costs incurred in connection with strategic transactions and our dependence upon our key personnel and the key personnel of HQ and other risks detailed in our reports and other filings made with the Securities and Exchange Commission.


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FRONTLINE                                                                      2
FRONTLINE CAPITAL GROUP

FRONTLINE
FRONTLINE CAPITAL GROUP
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     O        SITUATIONAL SUMMARY


     o        HQ Business Overview


     o        Management Plan


     o        Financial Outlook

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                                                                               3
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FRONTLINE
FRONTLINE CAPITAL GROUP                                      SITUATIONAL SUMMARY
--------------------------------------------------------------------------------

         o DURING 2000 WE TOOK A NUMBER OF STEPS IN RESPONSE TO A DRASTICALLY CHANGING ENVIRONMENT

         o        IN APRIL 2000 WE CEASED MAKING ALL NEW INVESTMENTS

         o IN OCTOBER 2000 WE ANNOUNCED THAT OUR PRIMARY BUSINESS WOULD BE HQ GLOBAL WORKPLACES, AND OUR OBJECTIVE WOULD BE TO DELIVER FLCG SHAREHOLDERS A DIRECT INTEREST IN HQ

                  - Management has significantly downsized the organization

                  - Reduced operational monthly cash burn rate by 90% to $160K in July 2001

                  - Reduced Non-HQ holdings to less than 1% of total assets

         o MANAGEMENT BELIEVES FLCG IS NOW EFFECTIVELY A PUBLIC PROXY FOR HQ GLOBAL WORKPLACES

         o OUR OBJECTIVE REMAINS TO EFFICIENTLY DELIVER FLCG SHAREHOLDERS AS DIRECT AN INTEREST IN HQ AS POSSIBLE

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                                                                               4

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FRONTLINE
FRONTLINE CAPITAL GROUP                                      SITUATIONAL SUMMARY
--------------------------------------------------------------------------------


         o A STRATEGIC TRANSACTION WITH REGUS WAS PURSUED TO PROVIDE FLCG SHAREHOLDERS WITH A DIRECT LIQUID INTEREST IN THE OFFICING SOLUTIONS BUSINESS

             -        An efficient means to achieve objective
             -        Strategic benefits and scale to resulting company

         o HOWEVER, SEVERAL FACTORS LED TO THE TERMINATION OF THE REGUS TRANSACTION

             - Complicated nature of the transaction delayed its timely completion
             -        US entered a recession
             - News leak in UK markets put pressure on REGUS stock price
             -        Viability of proposed transaction became unrealistic

         o   MOVING FORWARD, OUR OBJECTIVES ARE TO:

             -        Stabilize the business
             -        Simplify our capital and corporate structures
             -        Reduce leverage

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                                                                              5

FRONTLINE
FRONTLINE CAPITAL GROUP
--------------------------------------------------------------------------------


o    Situational Summary

o    HQ BUSINESS OVERVIEW

o    Management Plan

o    Financial Outlook

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                                                                               6

FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
--------------------------------------------------------------------------------

o DESPITE RECENT SETBACKS AND MARKET VOLATILITY, WE REMAIN STRONG BELIEVERS IN HQ GLOBAL WORKPLACES AND THE OFFICING SOLUTIONS MARKET

     -   Strong value proposition to the end user
     -   Large untapped market
     -   Strong normalized operating margins
     -   Potential for significant free cash flow

o   HQ'S OCCUPANCY LEVELS WILL NORMALIZE- NOT A QUESTION OF IF, BUT WHEN
     - Presently stable in the mid 70% range
     - Historically operated US portfolio at 90% occupancy in non developing centers over the past two years
     - Target a normalized occupancy of 85%(1)

o   NO IMMEDIATE FINANCIAL STRAIN ON HQ
     - Expect to receive debt covenant relief for Q2 and Q3 2001

o MANAGEMENT HAS COMMENCED NEW INITIATIVES TO IMPROVE OCCUPANCY, ENHANCE ECONOMICS AND REDUCE VOLATILITY.
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(1) FORWARD LOOKING STATEMENTS BASED PURELY ON MANAGEMENT ESTIMATES.           7
   ACTUAL RESULTS MAY DIFFER MATERIALLY

FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
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                                                              DOMESTIC FOOTPRINT

With 388(1) domestic centers, HQ is the
leader in the US office solutions market

(Graphic Omitted)

NETWORK STATISTICS:
o   Operate in 44 of top 50 US MSA's
o   5X the scale of next business center operator

o   463(1) total centers
o   26,000 owned offices
o   47,464 owned workstations
o   8.4M(2) in rentable sq. ft.

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(1) Includes owned and franchised centers                                      8
(2) Owned centers only

FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
--------------------------------------------------------------------------------
                                                             PRODUCTS & SERVICES

HQ's products and services provide
compelling value to consumers

CORE PRODUCTS
& SERVICES
-------------
o Fully equipped offices sold by the workstation in any time increment a customer requires

o Customary business services, support staff and technology provided at low cost

o Professional management of office environment (people, technology and space)

o   Access to a network of locations and in-center resources



VALUE PROPOSITION TO CUSTOMER
-------------------------------
o   Fully serviced infrastructure

o   Flexible terms

o   Affordable prices

o   Multiple locations

o   Single point of contact

o   Greater breath of services


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                                                                               9
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FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
--------------------------------------------------------------------------------
                                                               VALUE PROPOSITION

Relative to traditional space, HQ can save clients over 90% of initial startup costs, and over 40% of ongoing annual operating expenses(1)


                                     TRADITIONAL
                                       OFFICING             HQ           HQ SAVINGS
                                     -----------           ----          ----------
INITIAL COSTS
(BUILD OUT, FURNITURE, EQUIPMENT):       $97,700          $6,948         $90,752

ANNUAL OPERATING EXPENSES                $109,940         $63,430        $46,060
(RENT, STAFFING COSTS, MISC.
OFFICE SERVICES):


(1) Based on 1,000 s.f. lease vs. comparable workstations, assuming average costs and efficiency

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                                                                              10
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FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
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                                                      EVOLUTION OF CUSTOMER TYPE

The nature of the Corporate client has evolved from emerging companies to a Corporate client that views flexible officing solutions as a permanent part of its real estate strategy

INDIVIDUAL CLIENTS

DESCRIPTION
o  Small business
o  Local focus
o  Professional services industry

USAGE
CHARACTERISTICS

o   Utilize 1-2 offices as primary office in a single location

DEMAND TIMING
& VOLATILITY

o   Constant demand
o   Low volatility


EMERGING CORPORATE

DESCRIPTION
o   Emerging corporation
o   Multiple business geographies
o   Dynamic, high growth industries (e.g., emerging technologies

USAGE
CHARACTERISTICS

o   Remote satellite office before going into traditional space

DEMAND TIMING
& VOLATILITY
o   In period of transition
o   Moderate to high volatility

TRADITIONAL
CORPORATE

DESCRIPTION
o   Large corporation
o   National/Global business geographies

USAGE
CHARACTERISTICS

o   Permanent flexible officing solutions

DEMAND TIMING
& VOLATILITY

o   Constant demand
o   Low to moderate volatility

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                                                                              11
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FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
--------------------------------------------------------------------------------
Global sales generation has increased               2001 GLOBAL CORPORATE SALES
significantly in Q2  2001


January          $14.9M
February         $14.3M
March            $14.0M
April            $14.7M
May              $21.0M






Note: Aggregate value of fixed charges, contracted for during the period including renewals

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

FRONTLINE
FRONTLINE CAPITAL GROUP                                     HQ BUSINESS OVERVIEW
--------------------------------------------------------------------------------
At a normalized 85% average annual                 NORMALIZED BUSINESS ECONOMICS
occupancy rate we would expect to generate over $98M in cash from operations by year end and 22% recurring EBITDA margins

                                          PERCENT OF REVENUE
REVENUE                     $685M                  100%
BCOI                        $210M                   30%
RECURRING EBITDA            $150M                   22%
CASH FROM OPS(1)            $98M                     -



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(1) Defined as EBITDA less capex, less interest expense                       13

FRONTLINE
FRONTLINE CAPITAL GROUP
--------------------------------------------------------------------------------



o   Situational Summary


o   HQ Business Overview


o   MANAGEMENT PLAN


o   Financial Outlook

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                                                                              14

FRONTLINE
FRONTLINE CAPITAL GROUP                                          MANAGEMENT PLAN
--------------------------------------------------------------------------------
The unusual convergence of four                                OCCUPANCY FACTORS
events led to a fall in our occupancy


OVERALL SLOWDOWN
IN US ECONOMY
o Eliminated growth impetus, corporate initiatives on hold
o Variable cost nature of the business-first to feel downturn, first to recover

SHAKEOUT IN EMERGING TELECOM & TECHNOLOGY SECTORS
o Emerging telecom and technology sector had become large users of HQ services displacing other clients
o Significant number of clients in this sector have substantially reduced or eliminated their presence

EXCESS FIXTURED OFFICE CAPACITY ON THE MARKET
o Availability of deeply discounted fixtured sublease space, a substitute for a certain category of users
o  An unusual byproduct of tech fall out


MANAGEMENT DISTRACTIONS ASSOCIATED WITH MERGER
o  Need to reemphasize customer diversity
o  Delay in rolling out pricing adjustments to reflect market conditions
o  A need to refocus field sales on customer acquisition and retention

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                                                                              15

FRONTLINE
FRONTLINE CAPITAL GROUP                                          MANAGEMENT PLAN
--------------------------------------------------------------------------------

A series of initiatives are being pursued to meet the challenges of the current business environment and maximize the value of HQ for FLCG shareholders

MANAGEMENT
CHANGES & OVERSIGHT

o   David Rupert named CEO of HQ Global Workplaces

o   Establishment of HQ Executive Committee to provide direct oversight

o   Scott Rechler to take on role of Executive Chairman


HQ OPERATIONAL
INITIATIVES

o   Focus on Global Corporate Customers

o   Revenue enhancing initiatives

o   Cost Reductions

o   Financial Mgmt.

o   Information Technologies


IMPROVE CAPITAL &
CORPORATE STRUCTURE

o   Obtaining covenant relief from lenders for Q2 and Q3 2001

o   Consideration of FLCG name change

o Pursue strategy to provide FLCG shareholders with as direct an interest in HQ as possible

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

FRONTLINE
FRONTLINE CAPITAL GROUP                                          MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                MANAGEMENT CHANGES AND OVERSIGHT

o DAVID RUPERT WILL BECOME CEO OF HQ GLOBAL WORKPLACES
 - Long history in officing solutions and business services industry
 - Served as President and COO of HQ, playing a key role in managing global rollout of new centers
 - Executive Vice President and COO of VANTAS, the suites affiliate of FLCG
 - President, Pitney Bowes Business Services unit, a $600M global division of Pitney Bowes

o   SCOTT RECHLER WILL BECOME EXECUTIVE CHAIRMEN OF HQ GLOBAL WORKPLACES

o EXECUTIVE COMMITTEE ESTABLISHED TO PROVIDE BETTER OVERSIGHT AND HAVE ACTIVE INVOLVEMENT IN OPERATIONS

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                                                                              17

FRONTLINE
FRONTLINE CAPITAL GROUP                                          MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                                     HQ OPERATIONAL INITIATIVES

FOCUS ON GLOBAL
CORPORATE SALES

o Increased capacity to service global corporate accounts, increased global sales team by 7
o   Investment in global corporate sales and marketing

  REVENUE
ENHANCEMENTS
o   Pricing remains stable
o   Refocus on customer acquisition and retention
o   Implement new sales and marketing initiatives
o   Restructure field organization

COST REDUCTIONS
o   Headcount, $5.5M in salary reductions made
o   Evaluating additional opportunities to operate more efficiently

    MANAGEMENT
INFORMATION SYSTEMS
o   Better monitoring of customer information
o   Completed implementation of information and tracking systems
o   Provides enhanced visibility toward leading business indicators

FINANCIAL
MANAGEMENT
o   Institute tighter control of accounts receivable
o   Active management of working capital

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

FRONTLINE
FRONTLINE CAPITAL GROUP                                          MANAGEMENT PLAN
--------------------------------------------------------------------------------
                                           IMPROVE CAPITAL & CORPORATE STRUCTURE

o POSITION FLCG AS THE PUBLIC PROXY FOR HQ GLOBAL WORKPLACES
   -  Provide transparent reporting on HQ Global Workplaces
   - Reduce inefficiencies associated with FLCG holding company structure
   -  Consider name change to better reflect current strategy
   -  Pursue research coverage

o FINANCING INITIATIVES
- Reduce short-term liquidity/finance issues
  o   Expect to receive debt covenant relief for Q2 and Q3 2001
  o   $15M to be raised by HQ Global Workplaces
  o   Focus on building liquidity cushion
- Seek to de-leverage over the long-term



o CONTINUE TO SEEK MEANS TO PROVIDE FLCG SHAREHOLDERS AS DIRECT AN INTEREST IN HQ GLOBAL WORKPLACES AS POSSIBLE

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

FRONTLINE
FRONTLINE CAPITAL GROUP
--------------------------------------------------------------------------------

o   Situational Summary


o   HQ Business Overview


o   Management Plan


o   FINANCIAL OUTLOOK

--------------------------------------------------------------------------------

FRONTLINE
FRONTLINE CAPITAL GROUP                                        FINANCIAL OUTLOOK
--------------------------------------------------------------------------------
As expected, Q2 '01 continues to be                Q2 2001 FORECASTS ($ MILLION)
forecasted below Q1 `01

                                    Q1 '01         Q2 '01             FORECAST TTM
                                    ACTUAL         FORECAST(1)     (Q3 `00-Q2 '01)(1)
                                    ------         ---------       ----------------


REVENUE                             $152             $135              $605

BCOI                                $44              $26               $170
                                    ---              ---               ----

RECURRING EBITDA                    $26              $16               $115

CASH ADJUSTED
RECURRING EBITDA(2)                 $29              $21               $130

We expect to take one time charges in Q2 `01
relating to failed merger expenses, restructuring
charges and account receivable write downs.
-------------------------------------------

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(1)  Forward looking statements based purely on management estimates.         21
     Actual results may differ materially

(2)  After adding back development losses and non-cash straight-line rent

FRONTLINE
FRONTLINE CAPITAL GROUP                                        FINANCIAL OUTLOOK
--------------------------------------------------------------------------------
                                     MONTH OVER MONTH CHANGES IN OCCUPANCY LEVEL
Month over month drops in occupancy                           (9/2000 TO 6/2001)
decreased significantly from May to June

        Change in Occupancy Levels
(First of Month from Previous First of Month)


10/1/00                    (0.6%)
11/1/00                    (1.2%)
12/1/00                    (1.5%)
1/1/00                     (2.3%)
2/1/00                     (2.8%)
3/1/00                     (3.3%)
4/1/00                     (2.4%)
5/1/00                     (2.8%)
6/1/00                     (0.4%)
6/25/00                     0.9%

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                                                                              22
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FRONTLINE
FRONTLINE CAPITAL GROUP                                        FINANCIAL OUTLOOK
--------------------------------------------------------------------------------
                                               REVENUE  PER OCCUPIED WORKSTATION
                                                                        (REVPOW)
Since January 2000, occupied workstation revenue has increased over 16%; and technology & service revenues grew 6%

WORKSTATION REVPOW
------------------

January 2000   $781
May 2000       $818
May 2001       $906


TECHNOLOGY & SERVICES REVPOW
----------------------------

January 2000     $434
May 2000         $496
May 2001         $460




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

FRONTLINE
FRONTLINE CAPITAL GROUP                                        FINANCIAL OUTLOOK
--------------------------------------------------------------------------------
We are looking to end 2001 at 80%                              OCCUPANCY OUTLOOK
occupancy and are hopeful we will average 85%
occupancy during 2002
                                         EXPECT TO END 2002 AT
                                         APPROXIMATELY 86%
                                         OCCUPANCY(1)




          EXPECT TO END 2001 AT
          APPROXIMATELY 80% OCCUPANCY

    Jun-         Sep-     Dec-     Mar-       Jun-      Sep-       Dec-
     01           01       01       02         02        02         02

     75%          76%      80%      84%       85%       86%         86%
--------------------------------------------------------------------------------
(1) Forward looking statements based purely on management estimates.          24
    Actual results may differ materially

FRONTLINE
FRONTLINE CAPITAL GROUP                                        FINANCIAL OUTLOOK
--------------------------------------------------------------------------------
Assuming an 80% occupancy rate by the end of             2001 AND 2002 ESTIMATES
2001 and an 85% average annual occupancy for 2002, we would expect the following results



                              2001                 2002
                          (Estimate)(1)        (Estimate)(1)
                          -------------        -------------

REVENUE                     $585-$590             $655-$690
BCOI                        $135-$140             $185-$215
EBITDA                      $72-$78(2)            $120-$160


ASSUMING THESE RESULTS ARE MET WE WOULD HAVE
$75-100M OF LIQUIDITY AVAILABLE FOR DE-LEVERAGING
OR GROWTH OPPORTUNITIES(1)

--------------------------------------------------------------------------------
(1) Forward looking statements based purely on management estimates.         25
    Actual results may differ materially
(2) Excludes nonrecurring charges

FRONTLINE
FRONTLINE CAPITAL GROUP                                                  SUMMARY
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o    HQ GLOBAL WORKPLACES IS A STRONG BUSINESS
     -   Provides customers with a compelling value proposition
     -   Has strong business economics

o    BUSINESS WAS HIT HARDER THAN NORMAL DUE TO UNIQUE MARKET CIRCUMSTANCES

o WE BELIEVE THAT THE BUSINESS HAS OR IS CLOSE TO HITTING BOTTOM AND WILL RECOVER FROM HERE

o    IMMEDIATE LIQUIDITY BANKING ISSUES ARE EXPECTED TO BE RESOLVED

o PLAN IN PLACE TO STABILIZE THE BUSINESS AND SIMPLIFY CAPITAL AND CORPORATE STRUCTURES

o WE BELIEVE FLCG IS TRADING AT A SIGNIFICANT DISCOUNT TO ITS INTEREST IN HQ GLOBAL WORKPLACES

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